EXECUTION COPY                                                  Exhibit 10.9



                       FOURTH AMENDMENT TO
                   RECEIVABLES PURCHASE AGREEMENT


THIS FOURTH AMENDMENT (this "Amendment") dated as of November 8, 2000 is entered into among SEQUA RECEIVABLES CORP., a New York corporation (the "Seller"), SEQUA CORPORATION, a Delaware corporation (the "Servicer"), LIBERTY STREET FUNDING CORP., a Delaware corporation (the "Issuer"), and THE BANK OF NOVA SCOTIA, a Canadian chartered bank acting through its New York Agency ("BNS"), as administrator(in such capacity, together with its successors and assigns in such capacity, the "Administrator").

                                           R E C I T A L S
                                           ---------------


        .      The Seller, the Servicer, the Issuer and the
Administrator are parties to that certain Receivables Purchase Agreement, dated as of November 13, 1998, as amended by the First Amendment, dated as of May 28, 1999, by the Second Amendment, dated as of July 12, 1999, and by the Third Amendment, dated as of May 15, 2000 (the "Agreement").

        .      The Seller, the Servicer, the Issuer and the
Administrator desire to amend the Agreement as hereinafter set forth.

        NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

        1.     Certain Defined Terms.  Capitalized terms which are used
               ---------------------
herein without definition and that are defined in the Agreement shall have the same meanings herein as in the Agreement.

        2.     Amendments to Agreement.   Subsection (g) of Exhibit V to
               -----------------------   --------------    --------
the Agreement is hereby amended and restated in its entirety as follows:

               (g) (i) the (A) Default Ratio shall exceed 7% or (B) the Delinquency Ratio shall exceed 10% or (ii) the average for three consecutive calendar months of: (A) the Default Ratio shall exceed 6% or (B) the Delinquency Ratio shall exceed 8%.





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        3.     Representations and Warranties.  Each of the Seller and
               ------------------------------
the Servicer hereby represents and warrants to the Administrator and the Issuer as follows:

               ()      Representations and Warranties.  The representations
                       ------------------------------
        and warranties of such Person contained in Exhibit III to the Agreement are true and correct as of the date hereof (unless stated to relate solely to an earlier date, in which case such representations and warranties were true and correct as of such earlier date).

               ()      Enforceability.  The execution and delivery by such
                       --------------
        Person of this Amendment, and the performance of its obligations under this Amendment and the Agreement, as amended hereby, are within its corporate powers and have been duly authorized by all necessary corporate action on its part.
        This Amendment and the Agreement, as amended hereby, are its valid and legally binding obligations, enforceable in accordance with its terms.

               ()      Termination Event.  No Termination Event or
        Unmatured Termination Event has occurred and is continuing.

        4.     Effectiveness.  This Amendment shall become effective as
               -------------
of the date hereof upon receipt by the Administrator of the following, each duly executed and dated as of the date hereof (or such other date satisfactory to the Administrator), in form and substance satisfactory to the Administrator:

               (a) counterparts of this Amendment (whether by facsimile or otherwise) executed by each of the parties hereto;

               (b) a written statement from Moody's and Standard & Poor's that this Amendment will not result in a downgrade or withdrawal of the rating of the Notes; and

               (c) such other documents and instruments as the Administrator may reasonably request.

        5.     Effect of Amendment.  Except as expressly amended and
               -------------------
modified by this Amendment, all provisions of the Agreement shall remain in full force and effect. After this Amendment becomes effective, all references in the Agreement (or in any other Transaction Document) to "the Receivables Purchase Agreement,"
"this Agreement," "hereof," "herein" or words of similar effect, in each case referring to the Agreement, shall be deemed to be references to the Agreement as amended by this Amendment. This Amendment shall not be deemed to expressly or impliedly waive, amend or supplement any provision of the Agreement other than as set forth herein.

        6.     Counterparts.  This Amendment may be executed in any
               ------------
number of counterparts and by different parties on separate counterparts, and each counterpart shall be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument.

        7.     Governing Law.  This Amendment shall be governed by, and
               -------------
construed in accordance with, the internal laws of the State of New York without reference to conflict of laws principles.

        8.     Section Headings.  The various headings of this Amendment
               ----------------
are inserted for convenience only and shall not affect the meaning or interpretation of this amendment or the Agreement or any provision hereof or thereof.

        IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first above written.

                                              SEQUA RECEIVABLES CORP.


                                              By:
                                                   Name:
                                                   Title:


                                              SEQUA CORPORATION


                                              By
                                                   Name:
                                                   Title:



                                              LIBERTY STREET FUNDING CORP.


                                              By:
                                                   Name:
                                                   Title:



                                              THE BANK OF NOVA SCOTIA, as
                                              Administrator


                                              By:
                                                   Name:
                                                   Title:

                           PURCHASERS:

                                      Consented and Agreed:
                                      THE BANK OF NOVA SCOTIA, as a
                                      Purchaser under the Liquidity
                                      Agreement


                                      By:
                                      Name:
                                      Title:


                                      Consented and Agreed:
                                      LLOYDS TSB BANK PLC, as a
                                      Purchaser under the Liquidity
                                      Agreement


                                      By:
                                      Name:
                                      Title:


                                      By:
                                      Name:
                                      Title: